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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

 Date of Report (Date of Earliest Event Reported): JUNE 1, 2007 (MAY 29, 2007)


                              M & F WORLDWIDE CORP.
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             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


                001-13780                                02-0423416
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         (Commission File Number)                      (IRS Employer
                                                     Identification No.)

                  35 East 62nd Street, New York, New York 10021
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               (Address of Principal Executive Offices) (Zip Code)

                                  212-572-8600
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02  DEPARTURE OF DIRECTORS OR CERTAIN  OFFICERS;  ELECTION OF DIRECTORS;
APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

EMPLOYMENT AGREEMENT OF CHARLES DAWSON

         On December 19, 2006, John H. Harland Company, M & F Worldwide Corp. (the "Company") and H Acquisition Corp., a wholly owned subsidiary of the Company, entered into an agreement and plan of merger whereby H Acquisition Corp. merged with and into John H. Harland Company and as a result, the separate corporate existence of H Acquisition Corp. ceased and John H. Harland Company continued as the surviving corporation effective May 1, 2007 (the "Acquisition").

         Following the Acquisition, on May 29, 2007, Harland Clarke Holdings Corp., formerly known as Clarke American Corp. and an indirect wholly owned subsidiary of the Company, and John H. Harland Company, renamed Harland Clarke Corp., entered into an employment agreement with Charles Dawson which supersedes, effective as of May 2, 2007, his prior employment agreement with Clarke American Corp. and the Company dated as of January 16, 2007. This employment agreement, whereby Mr. Dawson is employed by Harland Clarke Corp. as president and chief executive officer of the Harland Clarke Business (as defined in the employment agreement), will continue until December 31, 2010, subject to earlier termination as described below. Under his employment agreement, Mr. Dawson's annual base salary is $850,000. He is entitled to receive annual bonuses based on the attainment of a certain percentage of consolidated EBITDA targets, provided, however, that as a result of the Acquisition, for fiscal year 2007, his bonus, if any, will be determined under Clarke American Corp.'s existing executive management bonus plan for the period from January 1, 2007 through April 30, 2007 and under a new bonus plan to be established for Harland Clarke Corp. for the remaining portion of fiscal year 2007 from and after May 1, 2007. Commencing in 2008, Mr. Dawson will participate in a new long term incentive plan covering Harland Clarke Holdings Corp. and its subsidiaries (the "New LTIP") for which he will be eligible to receive a portion of the bonus pool attributed to the Harland Clarke Business. The definitive terms of the New LTIP will be determined prior to effectiveness thereof. He also receives other standard officer benefits.

         If the employment of Mr. Dawson is terminated for cause (as defined in the employment agreement), he will not be entitled to any further compensation. In the case of termination of the employment of Mr. Dawson by Harland Clarke Corp. without cause (as defined in the employment agreement) or by Mr. Dawson for good reason (as defined in the employment agreement), Mr. Dawson will be entitled to receive:

    o An amount equal to two times his base salary payable in installments in accordance with the normal payroll practices of Harland Clarke Corp., provided, that in case Harland Clarke Corp. does not renew the employment term and his employment is terminated after the end of the term, other than for cause or disability (as defined in the employment agreement), under certain circumstances he will receive an amount equal to his base salary;

    o Continued participation in applicable welfare benefit plans for 12 months after the termination;

    o Continued contribution by Harland Clarke Corp. to the employer portion of employee premiums of welfare benefit plans for a period of 12 months after the termination, provided, that in case Harland Clarke Corp. does not renew the employment term and his employment is terminated after the end of the term, other than for cause or disability, under certain circumstances Harland Clarke Corp. will pay half the employee premiums;

    o A pro rata annual bonus for the year in which termination occurred, if it would have otherwise been payable to him but for the termination of his employment;

    o Annual bonus for the year prior to the year in which termination occurred if at the time of termination he had earned an annual bonus payment for such prior year and it has not yet been paid due to such termination; and

    o Amounts payable, if any, under the New LTIP in accordance with the terms of the New LTIP.

         Following the termination of his employment for any reason, Mr. Dawson is also subject to a two-year non-competition covenant and a two-year non-solicitation covenant, provided, however, that in the event Harland Clarke Corp. does not renew the employment term and Mr. Dawson's employment is terminated after the end of the term, other than for cause or disability, under certain circumstances Mr. Dawson will be subject to a one-year non-competition covenant and a one-year non-solicitation covenant.

         The foregoing is only a summary of certain terms of Mr. Dawson's employment agreement which is attached as Exhibit 10.1 hereto and incorporated by reference herein.

EMPLOYMENT AGREEMENT OF JOHN O'MALLEY

         Following the Acquisition, on May 29, 2007, Harland Clarke Holdings Corp. and Harland Financial Solutions, Inc. ("HFS") entered into a new employment agreement with John O'Malley under which Mr. O'Malley will serve as president and chief executive officer of HFS.

         This employment agreement became effective as of May 2, 2007 and will continue until December 31, 2010, subject to earlier termination as described below. Under his employment agreement, Mr. O'Malley receives an annual base salary of $750,000. He is entitled to receive annual bonuses based on the attainment of a certain percentage of consolidated EBITDA targets, provided, however, that as a result of the Acquisition, for fiscal year 2007, his bonus, if any, will be determined under John H. Harland Company's existing senior management incentive plan for the period from January 1, 2007 through April 30, 2007 and under a new bonus plan to be established for HFS for the remaining portion of fiscal year 2007 from and after May 1, 2007. Commencing in 2008, Mr. O'Malley will participate in the New LTIP for which he will be eligible to receive a portion of the bonus pool attributed to HFS. Mr. O'Malley receives other standard officer benefits and will also receive a one-time cash payment of $300,000 as a special bonus which will be paid to him within 45 days following May 2, 2007.

         If the employment of Mr. O'Malley is terminated for cause (as defined in the employment agreement), he will not be entitled to any further compensation. In the case of termination of the employment of Mr. O'Malley by HFS without cause (as defined in the employment agreement) or by Mr. O'Malley for good reason (as defined in the employment agreement), Mr. O'Malley will be entitled to receive:

    o An amount equal to two times his base salary payable in installments in accordance with the normal payroll practices of HFS, provided, that in case HFS does not renew the employment term and his employment is terminated after the end of the term, other than for cause or disability (as defined in the employment agreement), under certain circumstances he will receive an amount equal to his base salary;

    o Continued participation in applicable welfare benefit plans for 12 months after the termination;

    o Continued contribution by HFS to the employer portion of employee premiums of welfare benefit plans for a period of 12 months after the termination, provided, that in case HFS does not renew the employment term and his employment is terminated after the end of the term, other than for cause or disability (as defined in the employment agreement), under certain circumstances HFS will pay half the employee premiums;

    o A pro rata annual bonus for the year in which termination occurred, if it would have otherwise been payable to him but for the termination of his employment;

    o Annual bonus for the year prior to the year in which termination occurred if at the time of termination he had earned an annual bonus payment for such prior year and it has not yet been paid due to such termination; and

    o Amounts payable, if any, under the New LTIP in accordance with the terms of the New LTIP.

         Following the termination of his employment for any reason, Mr. O'Malley is also subject to a two-year non-competition covenant and a two-year non-solicitation covenant, provided, however, that in the event HFS does not renew the employment term and Mr. O'Malley's employment is terminated after the end of the term, other than for cause or disability, under certain circumstances Mr. O'Malley will be subject to a one-year non-competition covenant and a one-year non-solicitation covenant.

         Mr. O'Malley's employment agreement supersedes all prior agreements relating to his employment with HFS and its affiliates including, without limitation, his prior employment agreement between him and John H. Harland Company, dated as of December 21, 2005 (as amended), provided, that his award under the John H. Harland Company 2007 Long Term Incentive Plan will continue to remain outstanding in accordance with the terms of that award in effect immediately prior to May 29, 2007.

         The foregoing is only a summary of certain terms of Mr. O'Malley's employment agreement which is attached as Exhibit 10.2 hereto and incorporated by reference herein.

EMPLOYMENT AGREEMENT OF JEFFREY HEGGEDAHL

         Following the Acquisition, on May 29, 2007, Harland Clarke Holdings Corp. and Scantron Corporation ("Scantron") entered into an employment agreement with Jeffrey Heggedahl whereby Mr. Heggedahl will serve as president and chief executive officer of Scantron.

         This employment agreement became effective as of May 2, 2007 and will continue until December 31, 2010, subject to earlier termination as described below. Under his employment agreement, Mr. Heggedahl receives an annual base salary of $500,000. He is entitled to receive annual bonuses based on the attainment of a certain percentage of consolidated EBITDA targets, provided, however, that as a result of the Acquisition, for fiscal year 2007, his bonus, if any, will be determined under John H. Harland Company's existing senior management incentive plan for the period from January 1, 2007 through April 30, 2007 and under a new bonus plan to be established for Scantron for the remaining portion of fiscal year 2007 from and after May 1, 2007. Commencing in 2008, Mr. Heggedahl will participate in the New LTIP for which he will be eligible to receive a portion of the bonus pool attributed to Scantron. Mr. Heggedahl receives other standard officer benefits and will also receive reasonable and customary relocation benefits in connection with his move from his current primary residence to California, in accordance with the John H. Harland Company relocation policy.

         If the employment of Mr. Heggedahl is terminated for cause (as defined in the employment agreement), he will not be entitled to any further compensation. In the case of termination of the employment of Mr. Heggedahl by Scantron without cause (as defined in the employment agreement) or by Mr. Heggedahl for good reason (as defined in the employment agreement), Mr. Heggedahl will be entitled to receive:

    o An amount equal to two times his base salary payable in installments in accordance with the normal payroll practices of Scantron, PROVIDED, that in case Scantron does not renew the employment term and his employment is terminated after the end of the term, other than for cause or disability (as defined in the employment agreement), under certain circumstances he will receive an amount equal to his base salary;

    o Continued participation in applicable welfare benefit plans for 12 months after the termination;

    o Continued contribution by Scantron to the employer portion of employee premiums of welfare benefit plans for a period of 12 months after the termination, provided, that in case Scantron does not renew the employment term and his employment is terminated after the end of the term, other than for cause or disability (as defined in the employment agreement), under certain circumstances Scantron will pay half the employee premiums;

    o A pro rata annual bonus for the year in which termination occurred, if it would have otherwise been payable to him but for the termination of his employment;

    o Annual bonus for the year prior to the year in which termination occurred if at the time of termination he had earned an annual bonus payment for such prior year and it has not yet been paid due to such termination; and

    o Amounts payable, if any, under the New LTIP in accordance with the terms of the New LTIP.

         Following the termination of his employment for any reason, Mr. Heggedahl is subject to a two-year non-competition covenant and a two-year non-solicitation covenant, provided, however, that in the event Scantron does not renew the employment term and Mr. Heggedahl's employment is terminated after the end of the term, other than for cause or disability, under certain circumstances Mr. Heggedahl will be subject to a one-year non-competition covenant and a one-year non-solicitation covenant.

         Mr. Heggedahl's employment agreement supersedes all prior agreements relating to his employment with Scantron and its affiliates including, without limitation, his prior employment agreement between him and John H. Harland Company, dated as of November 18, 2005 (and amended as of December 19, 2006), except for the change in control termination payment pursuant to Section 3.2(d) of his prior employment agreement, to be paid after the Acquisition as directed by Harland Clarke Corp. Furthermore, Mr. Heggedahl's award under the John H. Harland Company 2007 Long Term Incentive Plan will continue to remain outstanding in accordance with the terms of such award in effect immediately prior to May 29, 2007.

         The foregoing is only a summary of certain terms of Mr. Heggedahl's employment agreement which is attached as Exhibit 10.3 hereto and incorporated by reference herein.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit 10.1 Employment Agreement, dated as of May 29, 2007 among Harland Clarke Holdings Corp., Harland Clarke Corp. and Charles Dawson.

Exhibit 10.2         Employment  Agreement,  dated  as of May  29,  2007  among
                     Harland   Clarke   Holdings   Corp.,   Harland   Financial
                     Solutions, Inc. and John O'Malley.

Exhibit 10.3 Employment Agreement, dated as of May 29, 2007 among Harland Clarke Holdings Corp., Scantron Corporation and Jeffrey Heggedahl.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       M & F WORLDWIDE CORP.

                                       By: /s/ Barry F. Schwartz
                                           ------------------------------------
                                           Name:   Barry F. Schwartz, Esq.
                                           Title:  Executive Vice President and
                                                   General Counsel


Date: June 1, 2007

                               INDEX TO EXHIBITS


EXHIBIT NUMBER       DESCRIPTION

Exhibit 10.1 Employment Agreement, dated as of May 29, 2007 among Harland Clarke Holdings Corp., Harland Clarke Corp. and Charles Dawson.

Exhibit 10.2         Employment  Agreement,  dated  as of May  29,  2007  among
                     Harland   Clarke   Holdings   Corp.,   Harland   Financial
                     Solutions, Inc. and John O'Malley.

Exhibit 10.3 Employment Agreement, dated as of May 29, 2007 among Harland Clarke Holdings Corp., Scantron Corporation and Jeffrey Heggedahl.